UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 23, 2014 (January 23, 2014)

COLE REAL ESTATE INVESTMENTS, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-35974	26-1846406
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2325 East Camelback Road, Suite 1100

Phoenix, Arizona 85016

(Address of principal executive offices) (Zip Code)

(602) 778-8700

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders

A special meeting of the stockholders of Cole Real Estate Investments, Inc. (“Cole”) was held on January 23, 2014. At the special meeting, Cole stockholders were asked to vote on matters related to the proposed merger between American Realty Capital Properties, Inc. (“ARCP”) and Cole (the “Merger”) pursuant to the terms of the merger agreement dated October 22, 2013 by and among ARCP, Clark Acquisition, LLC and Cole (the “Merger Agreement”). Cole previously filed with the Securities and Exchange Commission the proxy statement and related materials pertaining to this special meeting, which describe in detail each of the proposals submitted to stockholders at the meeting. The final results for the votes regarding each proposal are set forth below.

Proposal One: Approval of the Merger and other transactions described in the Merger Agreement. This proposal was approved with the votes shown:

For	Against	Abstained	Broker Non-Votes
309,032,430	1,966,864	14,693,143	0

Proposal Two: Approval, on an advisory (non-binding) basis, of specified compensation that may become payable to Cole’s named executive officers in connection with the Merger. This proposal was approved with the votes shown:

For	Against	Abstained	Broker Non-Votes
237,395,158	70,138,070	18,159,209	0

Proposal Three: Approval of a proposal to adjourn the special meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies in favor of the proposal to approve the Merger and the other transactions contemplated by the Merger Agreement. This proposal was approved with the votes shown:

For	Against	Abstained	Broker Non-Votes
296,846,282	13,069,122	15,777,033	0

Because there were sufficient votes from Cole’s stockholders to approve the proposal to approve the Merger and the other transactions described in the Merger Agreement, Proposal Three, pertaining to the adjournment of the special meeting to solicit additional proxies, was unnecessary.

Item 8.01.	Other Events

On January 23, 2014, ARCP and Cole issued a joint press release announcing that Cole stockholders approved the Merger and the other transactions contemplated by the Merger Agreement and that ARCP stockholders approved the issuance of shares of ARCP common stock to Cole stockholders pursuant to the Merger Agreement. A copy of such joint press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

99.1	Joint Press Release issued by ARCP and Cole, dated January 23, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 23, 2014

COLE REAL ESTATE INVESTMENTS, INC.

By:	/s/ Stephan Keller
	Name:	Stephan Keller
	Title:	Chief Financial Officer